                    FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                              REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") made this 19 day of February, 1998, by and among MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation ("Borrower"), MIT UNSECURED L.P., a California limited partnership ("MIT Unsecured"), MERIDIAN REFRIGERATED, INC., a Delaware corporation ("Meridian Refrigerated"; Meridian Refrigerated and MIT Unsecured, collectively, "Guarantor"), BANKBOSTON, N.A., CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, NATIONSBANK OF TEXAS, N.A., WELLS FARGO BANK, N.A., DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, FIRST AMERICAN BANK TEXAS, S.S.B. and the other lending institutions which may become parties to the Credit Agreement, as hereinafter defined (collectively, the "Banks"), and BANKBOSTON, N.A., as Agent for the Banks (the "Agent"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Documentation Agent for the Banks (the "Documentation Agent"), and NATIONSBANK OF TEXAS, N.A., as Syndication Agent for the Banks (the "Syndication Agent").

                                 W I T N E S S E T H:

     WHEREAS, Borrower, Agent and the Banks entered into that certain Third Amended and Restated Revolving Credit Agreement dated September 23, 1997 (the "Credit Agreement"); and

     WHEREAS, MIT Unsecured executed and delivered to the Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated September 23, 1997 (the "MIT Unsecured Guaranty"); and

     WHEREAS, Borrower has requested that Agent and the Banks modify certain provisions under the Credit Agreement; and

     WHEREAS, as a condition to such modification, Agent and the Banks have required that Borrower and Guarantor execute this Amendment and that Meridian Refrigerated execute and delivery that certain Unconditional Guaranty of Payment and Performance dated of even date herewith (the "Meridian Refrigerated Guaranty"; the Meridian Refrigerated Guaranty and the MIT Unsecured Guaranty, collectively, the "Guaranty"); and

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. DEFINITIONS. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. MODIFICATION OF THE CREDIT AGREEMENT. Borrower, the Banks and Agent do hereby modify and amend the Credit Agreement as follows:

           (a) by inserting the following new subsections at the end of the first sentence of Section 7.11 of the Credit Agreement, appearing on page 47 thereof, immediately following subsection (d):

           "; (e) for the making of the loan described in Section 8.3(q) hereof; and (f) subject to approval by the Majority Banks and the limitations contained in Section 8.3(s), for the acquisition of Investments in cold storage businesses.";

           (b) by inserting the following new subsection in Section 8.1 of the Credit Agreement, appearing on page 51 thereof, immediately following subsection (k):

           "(l) Non-recourse Indebtedness of the DownREIT to be formed with Jackson-Shaw Company described in Section 8.3(p) below not to exceed $21,500,000.00, and subject to the further requirements on debt of a DownREIT contained in the definition of "DownREIT" in Section 1.1.";

           (c) by inserting the following new subsections in Section 8.3 of the Credit Agreement, appearing on page 55 thereof, immediately following subsection (o):

           "(p) a DownREIT to be formed with Jackson-Shaw Company PROVIDED, HOWEVER, that (i) the value of the Borrower's aggregate Investments in such DownREIT shall not exceed fifteen percent (15%) of Consolidated Total Assets; and (ii) unless such DownREIT executes and delivers to the Banks a guaranty of payment and performance in form substantially similar to the Guaranty, the real property owned by such DownREIT shall not constitute Unencumbered Operating Properties;

           (q) a loan to Jackson-Shaw Company in an amount not to exceed $6,000,000.00, for a term not to exceed three (3) years and drawing interest at a rate of LIBOR plus 2.75%, to be secured by Jackson-Shaw Company's equity interests in the DownREIT to be formed between Borrower and Jackson-Shaw Company described in Section 8.3(p) above, PROVIDED, HOWEVER, that the loan to value ratio for such Investment shall not exceed .75 to 1 at any time (the value of Jackson-Shaw Company's equity interest in the DownREIT being determined as if same were converted to shares of the Borrower's common stock);

           (r) Investments in non-voting preferred stock of Meridian Refrigerated, Inc., a Delaware corporation and an unconsolidated preferred stock subsidiary of Borrower formed for the sole purpose of acquiring the assets of Arctic Cold Storage, Inc. (hereinafter referred to as "Meridian Refrigerated"); PROVIDED, HOWEVER, that (i) Borrower shall own not less than one hundred percent (100%) of the issued and outstanding preferred stock of Meridian Refrigerated, representing not less than a ninety-five percent (95%) economic interest in Meridian Refrigerated; and (ii) Meridian Refrigerated shall execute and deliver to the Banks a guaranty of payment and performance in form substantially similar to the Guaranty; and (iii) real property owned by Meridian Refrigerated shall not constitute Unencumbered Operating Properties;

           (s) Investments in other cold storage businesses, PROVIDED, HOWEVER, that the value of the Borrower's aggregate Investments in cold storage businesses, including interests in Meridian Refrigerated, shall not exceed fifteen percent (15%) of Consolidated Total Assets; and

           (t) loans to Meridian Refrigerated in an aggregate amount not to exceed $50,000,000.00, PROVIDED, HOWEVER, that at least sixty percent (60%) of such amount shall be secured by a first lien position on substantially all of the assets of Meridian Refrigerated."

     3. REFERENCES TO CREDIT AGREEMENT. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

     4. CONSENT OF GUARANTOR. By execution of this Amendment, Guarantor hereby expressly consents to the modifications and amendments to the Credit Agreement as set forth herein, and Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of the Borrower and Guarantor enforceable against such Persons in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or Guarantor's obligations under the Loan Documents (including without limitation the Guaranty).

     5. REPRESENTATIONS. Borrower and Guarantor represent and warrant to Agent and the Banks as follows:

           (a) AUTHORIZATION. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the power and authority of Borrower and Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

           (b) ENFORCEABILITY. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

           (c) APPROVALS. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

     6. NO DEFAULT. By execution hereof, the Borrower and Guarantor certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     7. WAIVER OF CLAIMS. Borrower and Guarantor acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Bank, or any past or present officers, agents or employees of Agent or any Bank, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     8. RATIFICATION. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantor under the Loan Documents.

     9. AMENDMENT AS LOAN DOCUMENT. This Amendment shall constitute a Loan Document.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     11. MISCELLANEOUS. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement and the Guaranty.

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                                        BORROWER:

                                        MERIDIAN INDUSTRIAL TRUST, INC., a
                                        Maryland corporation

                                        By:                               [SEAL]
                                             -----------------------------
                                        Name:
                                        Title:














                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        GUARANTOR:

                                        MIT UNSECURED L.P., a California limited partnership


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                  [CORPORATE SEAL]





                                        MERIDIAN REFRIGERATED, INC., a
                                        Delaware corporation


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                  [CORPORATE SEAL]









                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        BANKS:

                                        BANKBOSTON, N.A., individually and
                                        as Agent


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------













                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, individually and as
                                        Documentation Agent


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------
















                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        NATIONSBANK OF TEXAS, N.A., individually and as Syndication Agent


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------

















                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        WELLS FARGO BANK, N.A.


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------

















                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        DRESDNER BANK AG, NEW YORK BRANCH AND
                                        GRAND CAYMAN BRANCH


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------

















                         [SIGNATURES CONTINUED ON NEXT PAGE]

                                        FIRST AMERICAN BANK TEXAS, S.S.B.


                                        By:
                                             -----------------------------------

                                             Its:
                                                  ------------------------------